UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
August 24, 2010
Revlon Consumer Products Corporation
(Exact name of Registrant as specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of principal executive offices)	(Zip code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.  Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

Revlon Consumer Products Corporation ("RCPC"), a wholly-owned subsidiary of Revlon, Inc. ("Revlon;" together with RCPC, the "Company"), will be transitioning the record keeper of its qualified defined contribution 401(k) plan in the ordinary course of business and, while accounts are being transitioned, as is standard administrative procedure, a blackout on account activity will be imposed, including investments into or out of the plan investment fund option which holds Revlon, Inc. Class A common stock, par value $0.01 per share ("Revlon Common Stock").

The purpose of this Current Report is to announce that RCPC has furnished the required notice to participants in the Revlon Employees' Savings, Investment and Profit Sharing Plan, RCPC's qualified defined contribution 401(k) plan (the "Plan"), informing them that the Plan is changing its record keeper effective as of October 1, 2010.  The notice advised that, as a result of these changes, and as is customary with record keeper transitions, during a period starting at 4:00 p.m. Eastern time on September 17, 2010, Plan participants will be unable to request paperwork from the Plan's record keeper to obtain a loan, withdrawal or distribution from the Plan, and during a period starting at 4:00 p.m. Eastern time on September 23, 2010, Plan participants will be unable to direct or diversify investments in their individual accounts.  The temporary blackout period is expected to end during the week of October 10, 2010.  The notice indicated that such restrictions apply to shares of Revlon Common Stock held by Plan participants through the Revlon, Inc. Class A Common Stock Fund (one of the investment options offered under the Plan).  Such notice was also provided by RCPC, as Plan Administrator, to, and received by, Revlon on August 24, 2010.

In connection with the foregoing, the Company has sent a notice to its executive officers and directors, pursuant to applicable laws, informing them that, among other things, during the blackout period, they would be prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring equity securities of Revlon acquired in connection with their service or employment as a director or executive officer.

During the blackout period and for a period of two years after the ending date thereof, a Revlon security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and ending dates of the blackout period, by contacting the office of the Executive Vice President, Human Resources, Chief Legal Officer and General Counsel of Revlon, Inc. at 237 Park Avenue, New York, New York 10017; telephone 212-527-5695.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human
Resources, Chief Legal Officer and
General Counsel

Date: August 24, 2010